Exhibit 99.1

VALENCE TECHNOLOGY, INC.


COMPANY CONTACTS:
Lynette Holsapple                                Emilie Harris
Pierpont Investor Relations                      Lois Paul & Partners
Investor Relations Manager                       Media Relations Account Manager
(214) 557-9717                                   (512) 638-5321

            VALENCE TECHNOLOGY REPORTS FISCAL 2006 FOURTH QUARTER AND
                           YEAR-END FINANCIAL RESULTS

AUSTIN, TEXAS - JUNE 29, 2006 - Valence Technology, Inc. (NASDAQ:VLNC), developers of Saphion(R) technology, the first commercially available safe, phosphate-based lithium-ion battery technology, today reported financial results for its fiscal fourth quarter and year ended March 31, 2006.

HIGHLIGHTS FOR FISCAL YEAR 2006 INCLUDE THE FOLLOWING:

     o Increased revenue by 61.4 percent to $17.2 million. This represents the highest annual revenue in the Company's history.

     o Large-format battery systems sales represented 62.4 percent of the sales mix, compared to 11.2 percent for the prior year.

     o    Volume shipments of Segway, LLC battery packs.

     o    Announced and began shipments of new U-Charge XP and RT product lines.

     o Reduced operating expenses by 12.1 percent year-over-year. Excluding a one-time charge cost decreased by 23.3 percent year-over-year.

     o    Finalized engineering and manufacturing transition to China.

     o Hired Dr. James (Jim) Akridge as president and chief executive officer, Thomas Mezger as chief financial officer and Dr. ChunTai Guo as president of Asia Pacific operations.

Jim Akridge, president and chief executive officer, stated, "Valence is executing on a strategy to grow revenues in multiple markets with new products while also reducing costs in all areas. We are entering fiscal year 2007 with a strong management team, a focus on our four strategic priorities, and an increase in market momentum."

FINANCIAL RESULTS
Revenues for fiscal year 2006 were $17.2 million, up 61.4 percent from $10.7 million in fiscal year 2005. The company reported a net loss for fiscal year 2006 of $32.9 million, or $0.37 per basic and diluted share, compared to $32.2 million or $0.40 per basic and diluted share for fiscal year 2005. Operating expenses were $19.4 million, down 12.1 percent from $22.1 million for fiscal year 2005. Gross margin loss as a percentage of revenue was 47.9 percent for fiscal 2006 and 53.2 percent for fiscal 2005. Excluding $3.8 million cost for production scrap, gross margin would have been negative 25.8 percent for fiscal year 2006.

For the fourth quarter of fiscal 2006, the company reported revenue of $3.5 million, up 46.7 percent from $2.4 million for the fourth quarter of fiscal 2005. The company reported a net loss of $9.6 million, or $0.11 per basic and diluted share, compared to $9.2 million, or $0.11 per basic and diluted share, for the fourth quarter of fiscal 2005.

FISCAL YEAR 2006 FINANCIAL RESULTS CONFERENCE CALL AND WEBCAST
The Valence management team will host a conference call and live webcast to discuss fiscal year 2006 financial results beginning at 4:00 p.m. ET on Thursday, June 29, 2006. Investors and other interested parties may participate in the call by dialing (800) 310-6649 at least fifteen minutes prior to the call and entering pass code 7514681, or by listening to the live webcast, which can be accessed on the investor relations section of Valence's Web site, www.valence.com. A replay will be available by phone from 6:00 p.m. ET on Thursday, June 29, 2006, through 12:59 p.m. ET on Wednesday, July 5, 2006. To access the replay, please dial (719) 457-0820 and enter pass code 7514681.

ABOUT VALENCE TECHNOLOGY, INC.
Valence Technology develops and markets intelligent battery systems using its Saphion(R) technology, the industry's first commercially available, safe, large-format Lithium-ion rechargeable battery technology. Valence Technology holds an extensive, worldwide portfolio of issued and pending patents relating to its Saphion technology and lithium-ion rechargeable batteries. The company has facilities in Austin, Texas, Las Vegas, Nevada, Mallusk, Ireland and Suzhou and Shanghai, China. Valence Technology is traded on the NASDAQ Capital Market under the symbol VLNC and can be found on the Internet at www.valence.com.

SAFE HARBOR STATEMENT
Litigation Reform Act of 1995, including our statements that we are positioned to realize better execution, improve gross margins, continue to reduce production costs and expenses, realize a strong year in both customer orders and revenue and our financial guidance. Actual results may vary substantially from these forward-looking statements as a result of a variety of factors. Among the important factors that could cause actual results to differ are: the impact of our limited financial resources on our ability to execute on our business plan and the need to raise additional debt or equity financing to execute on that plan; our uninterrupted history of quarterly losses; our ability to service our debt, which is substantial in relationship to our assets and equity values; the pledge of all of our assets as security for our existing indebtedness; the rate of customer acceptance and sales of our products; the continuance of our relationship with a few existing customers, which account for a substantial portion of our current and expected sales in the upcoming year; the level and pace of expansion of our manufacturing capabilities; the level of direct costs and our ability to grow revenues to a level necessary to achieve profitable operating margins in order to achieve break-even cash flow; the level of our selling, general and administrative costs; any impairment in the carrying value of our intangible or other assets; our execution on our business strategy of moving our operations to Asia and our ability to achieve our intended strategic and operating goals; the effects of competition; and general economic conditions. These and other risk factors that could affect actual results are discussed in our periodic reports filed with the SEC, including our Annual Report on Form 10-K for the year ended March 31, 2005 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, and the reader is directed to these statements for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.

                           Financial Tables to Follow



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                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                  March 31, 2006     March 31, 2005
                                                                                ------------------  -----------------
     Assets
     Current assets:
       Cash and cash equivalents                                                     $      612       $      2,500
       Trade receivables, net of allowance of $99 and $115, respectively                  2,376              1,464
       Inventory                                                                          2,738              2,564
       Prepaid and other current assets                                                   2,566                920
                                                                                ------------------  -----------------
     Total current assets                                                                 8,292              7,448
     Property, plant and equipment, net                                                   3,052              2,383
     Intellectual property, net                                                             288                400
                                                                                ------------------  -----------------
     Total assets                                                                    $   11,632        $    10,231
                                                                                ==================  =================

     Liabilities and Stockholders' Deficit
      Current liabilities:
       Convertible notes payable to stockholder                                      $                 $          -
                                                                                          6,000
       Accounts payable                                                                   1,599              3,251
       Accrued expenses                                                                   4,479              4,607
       Deferred revenue                                                                     464              1,241
                                                                                ------------------  -----------------
     Total current liabilities                                                           12,542              9,099
     Long-term interest payable to stockholder                                           15,580             12,536
     Long-term debt, net of debt discount                                                17,942                  -
     Long-term debt to stockholder, net of debt discount                                 33,170             34,656
                                                                                ------------------  -----------------
     Total liabilities                                                                   79,234             56,291
                                                                                ------------------  -----------------
     Commitments and contingencies
     Redeemable convertible preferred stock, $0.001 par value, 1,000 shares authorized, 861 issued and outstanding at March 31, 2006 and 2005,
     respectively, liquidation value $8,610                                               8,610              8,582
     Stockholders' deficit:
       Common stock, $0.001 par value, 200,000,000 shares authorized; 89,883,539 and 87,061,639 shares issued and outstanding as of
       March 31, 2006 and 2005, respectively                                                 90                 87
       Additional paid-in capital                                                       426,878            415,745
       Deferred compensation                                                               (133)               (89)
       Notes receivable from stockholder                                                 (5,164)            (5,164)
       Accumulated deficit                                                             (494,224)          (461,328)
       Accumulated other comprehensive loss                                              (3,659)            (3,893)
                                                                                ------------------  -----------------
     Total stockholders' deficit                                                        (76,212)           (54,642)
                                                                                ------------------  -----------------
     Total liabilities, preferred stock and stockholders' deficit                   $    11,632         $   10,231
                                                                                ==================  =================


                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                    Year Ended
                                                              --------------     ----------------    ---------------
                                                              March 31, 2006      March 31, 2005     March 31, 2004
                                                              --------------     ----------------    ---------------
     Revenue:
       Battery and system sales                               $     16,490        $     10,274        $      8,483
       Licensing and royalty revenue                                   724                 391                 963
                                                              --------------     ----------------    ---------------
     Total revenues                                                 17,214              10,665               9,446
     Cost of sales                                                  25,454              16,341              15,923
     Gross margin loss                                              (8,240)             (5,676)             (6,477)
     Operating expenses:
       Research and product development                              5,112               7,682               8,638
       Marketing                                                     2,163               4,292               4,880
       General and administrative                                   11,794              12,933              11,416
       Depreciation and amortization                                   722                 884               2,109
       Gain on disposal of assets                                     (445)             (5,257)                (21)
       Asset impairment charge                                         170                  87              13,660
       Restructuring charge                                              -                   -                 926
       Contract settlement charge, INI                                   -                 957               3,046
       Contract settlement charge, other                              (108)                499                   -
                                                              --------------     ----------------    ---------------
     Total operating expenses                                       19,408              22,077              44,654
                                                              --------------     ----------------    ---------------
     Operating loss                                                (27,648)            (27,753)            (51,131)
     Minority interest in joint venture                                  -                   -                  69
     Cost of warrants                                                    -                   -                (181)
     Interest and other income                                         475                 585                 345
     Interest expense                                               (5,551)             (4,262)             (4,059)
                                                              --------------     ----------------    ---------------
     Net loss                                                      (32,724)            (31,430)            (54,957)
     Dividends on preferred stock                                      172                 171                 162
     Preferred stock accretion                                          28                 578                 940
                                                              --------------     ----------------    ---------------
     Net loss available to common stockholders, basic
         and diluted                                          $    (32,924)       $    (32,179)       $    (56,059)
                                                              =============      ===============     ===============
     Other comprehensive loss:
       Net loss                                               $    (32,724)       $    (31,430)       $    (54,957)
       Change in foreign currency translation
       adjustments                                                     234                 148                 121
                                                              --------------     ----------------    ---------------
     Comprehensive loss                                       $    (32,490)       $    (31,282)       $    (54,836)
                                                              =============      ===============     ===============

     Net loss per share available to common stockholders      $      (0.37)       $      (0.40)       $      (0.77)
                                                              =============      ===============     ===============
     Shares used in computing net loss per share available
     to common stockholders, basic and diluted                      89,298              81,108        $     73,104
                                                              =============      ===============     ===============



                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                                 (IN THOUSANDS)

                                                                                         Notes                   Accumulated
                                                             Additional                Receivable                   Other
                                           Common  Stock      Paid-in     Deferred       from      Accumulated  Comprehensive
                                           Shares  Amount     Capital   Compensation  Stockholder    Deficit        Loss      Totals
                                          -------- -------  ----------  -------------  -----------  ----------- ------------ -------
     Balances, March 31, 2003              $1,723  $ 72     $ 366,518    $  (181)      $ (5,161)   $ (374,604)    $(4,162) $(17,518)
      Sale of stock to private investors    3,664     4        12,991                                                        12,995
      Exercise of stock options at
      $0.63 to $4.94 per share                247                 416                                                           416
      Conversion of preferred stock           327               1,391                                     (1)                 1,390
      Issuance of common stock warrants                         1,132                                                         1,132
      Issuance of warrants                                       (940)                                                         (940)
      Stock compensation                                           36         693                                               729
      Modification of stock option                                738        (738)                                                -
      Interest receivable from stockholder                                                 (277)                               (277)
      Payment of accrued interest on note
      receivable from stockholder                                                           277                                 277
      Dividends on preferred stock                                                                      (162)                  (162)
      Net loss                                                                                       (54,957)               (54,957)
      Change in translation adjustment                                                                                121       121
                                          -------- -------  ----------  -------------  -----------  ----------- ------------ -------
     Balances, March 31, 2004              75,961     $ 76  $ 382,282    $   (226)     $ (5,161)  $ (429,724)    $ (4,041) $(56,794)
                                          -------- -------  ----------  -------------  -----------  ----------- ------------ -------
      Sale of stock to private investors   10,243       10     31,890                                                        31,900
      Issuance of stock to INI                539        1      1,915                                                         1,916
      Exercise of stock options at
      $0.63 to  $4.56 per share               319        -        571                                                           571
      Accretion of preferred stock                               (578)                                                         (578)
      Stock compensation                                          108        (305)                                             (197)
      Modification of stock option                               (443)        442                                                (1)
      Interest receivable from stockholder                                                 (304)                               (304)
      Payment of accrued interest on note
      receivable from stockholder                                                           301                                 301
      Dividends on preferred stock                                                                      (174)                  (174)
      Net loss                                                                                       (31,430)               (31,430)
      Change in translation adjustment                                                                                148       148
                                          -------- -------  ----------  -------------  -----------  ----------- ------------ -------
     Balances, March 31, 2005              87,062    $ 87   $ 415,745   $     (89)     $ (5,164)    (461,328    $  (3,893)  (54,642)
                                          -------- -------  ----------  -------------  -----------  ----------- ------------ -------
      Sale of stock to private investors    2,260        2      5,899                                                         5,901
      Exercise of stock options at
      $0.63 to  $4.56 per share               562        1        789                                                           790
      Issuance of common stock warrants                         2,037                                                         2,037
      Extension of expiring common stock
      warrants                                                  2,215                                                         2,215
      Accretion of preferred stock                                (28)                                                          (28)
      Stock compensation                                          287                                                           287
      Modification of stock option                                (66)        (44)                                             (110)
      Interest receivable from stockholder                                                 (281)                               (281)
      Payment of accrued interest on note
      receivable from stockholder                                                           281                                 281
      Dividends on preferred stock                                                                      (172)                  (172)
      Net loss                                                                                       (32,724)               (32,724)
      Change in translation adjustment                                                                                234       234
                                          -------- -------  ----------  -------------  -----------  ----------- ------------ -------
     Balances, March 31, 2006              89,884       90  $ 426,878        (133)       (5,164)    (494,224)   $  (3,659) $(76,212)
                                          ======== =======  ==========  =============  ===========  =========== ============ =======

